UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 6, 2006

AMERICAN BANCORP OF NEW JERSEY, INC.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	0-51500 (Commission file number)	55-0897507 (I.R.S. Employer Identification Number)
365 Broad Street, Bloomfield, New Jersey 07003 (Address of Principal Executive Offices) (973) 748-3600 (Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

         On September 6, 2006, the Registrant issued a press release announcing its quarterly cash dividend. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	99	Press release dated September 6, 2006

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Bancorp of New Jersey, Inc. (Registrant)
Date:	September 7, 2006	/s/ Eric B. Heyer Eric B. Heyer Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated September 6, 2006

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